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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _______________
                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) December 28, 1999
                                                 -------------------------------


                                   Digital Island, Inc.
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               (Exact name of registrant as specified in charter)


         Delaware                    000-26283           680322824
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(State or other jurisdiction      (Commission       (IRS Employer
         of incorporation)         File Number)      Identification No.)


   45 Fremont Street, Suite 1200, San Francisco, California        94105
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code     (415) 738-4100
                                                  ------------------------------


                                   Not Applicable
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         (Former name or former address, if changed since last report.)

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Item 2    ACQUISITION OR DISPOSITION OF ASSETS
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          On December 28, 1999, Digital Island, Inc. ("Digital Island")
completed the acquisition of Sandpiper Networks, Inc. ("Sandpiper") pursuant to the terms of the previously reported Agreement and Plan of Reorganization dated as of October 24, 1999 (the "Merger Agreement") by and among Digital Island, Inc., Sandpiper and Beach Acquisition Corp., a wholly owned subsidiary of Digital Island ("Merger Sub"). Merger Sub merged with and into Sandpiper, with Sandpiper surviving the merger as a wholly owned subsidiary of Digital Island (the "Merger").

          In the Merger, each outstanding share of Sandpiper Networks capital stock was converted into the right to receive 1.0727 shares of Digital Island common stock. Digital Island also assumed outstanding options to acquire Sandpiper common stock and converted these into options to acquire Digital Island common stock at the same exchange ratio used in the Merger for outstanding Sandpiper capital stock. The terms of the Merger were determined through arms-length negotiations between Digital Island and Sandpiper. The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended. The purpose of the Merger is to enhance the combined company's reach as a provider of comprehensive network services for global e-business applications.

          Attached and incorporated herein by reference in its entirety as 99.1 is a copy of the press release dated December 29, 1999 announcing the effectiveness of the Merger.


Item 7    FINANCIAL STATEMENTS AND EXHIBITS
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      (a) Financial Statements of Business Acquired.
          -----------------------------------------

          The required financial statements with respect to Sandpiper are incorporated by reference to Digital Island's Form S-4 Registration Statement, as filed with the Commission on December 9, 1999 (File No. 333-92393).

      (b) Pro Forma Financial Information.
          -------------------------------

          The required pro forma financial statements with respect to Sandpiper and Digital Island are incorporated by reference to Digital Island's Form S-4 Registration Statement, as filed with the Commission on December 9, 1999 (File No. 333-92393).

      (c) Exhibits.    The following documents are filed as an exhibit to this
          --------
report:

          2.1 Agreement and Plan of Reorganization, dated as of October 24, 1999, by and among Digital Island, Inc., Beach Acquisition Corp. and Sandpiper Networks, Inc. (incorporated by reference to Exhibit 2.1 of Digital Island's Current Report on Form 8-K filed with the Commission on October 27, 1999).

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          99.1         Press Release, dated December 29, 1999, issued by the
                       Company announcing the completion of Digital Island's acquisition of Sandpiper.

          99.2 Sandpiper Networks, Inc. Financial Statements (incorporated by reference to the Sandpiper Networks, Inc. Financial Statements contained in Digital Island's Form S-4 Registration Statement (File No. 333-92393).

          99.3 Unaudited Pro Forma Combined Financial Statements of Digital Island and Sandpiper (incorporated by reference to the Unaudited Pro Forma Combined Financial Statements of Digital Island and Sandpiper contained in Digital Island's Form S-4 Registration Statement (File No. 333-92393).

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 Digital Island, Inc
                                 (Registrant)


Date: January 5, 2000            By:       /s/ T.L. Thompson
                                           -----------------
                                           T.L. Thompson
                                           Chief Financial Officer and Secretary

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                                 EXHIBITS INDEX
                                 --------------


          Exhibit     Description
          -------     -----------

          2.1 Agreement and Plan of Reorganization, dated as of October 24, 1999, by and among Digital Island, Inc., Beach Acquisition Corp. and Sandpiper Networks, Inc. (incorporated by reference to Exhibit 2.1 of Digital Island's Current Report on Form 8-K filed with the Commission on October 27, 1999).

          99.1 Press Release, dated December 29, 1999, issued by the Company announcing the completion of Digital Island's acquisition of Sandpiper.

          99.2 Sandpiper Networks, Inc. Financial Statements (incorporated by reference to the Sandpiper Networks, Inc. Financial Statements contained in Digital Island's Form S-4 Registration Statement (File No. 333-92393).

          99.3 Unaudited Pro Forma Combined Financial Statements of Digital Island and Sandpiper (incorporated by reference to the Unaudited Pro Forma Combined Financial Statements of Digital Island and Sandpiper contained in Digital Island's Form S-4 Registration Statement (File No. 333-92393).

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